Rule 497(e)
                                                 File Nos. 2-80886 and 811-3626

                               CITIZENS FUNDS(R)
                          Citizens Core Growth FundSM
                        Citizens Emerging Growth Fund(R)
                     Citizens Small Cap Core Growth FundSM
                         Citizens Global Equity Fund(R)
                            Citizens Income Fund(R)
                          Citizens Money Market FundSM

                  PROSPECTUS SUPPLEMENT DATED OCTOBER 5, 2001
                      TO PROSPECTUS DATED NOVEMBER 1, 2000

CITIZENS CORE GROWTH FUND
The section of the prospectus entitled "The Funds - Citizens Core Growth Fund - Principal Investment Strategies" is revised to read as follows:

     The Citizens Core Growth Fund follows a strategy designed to harvest the total return of the large-cap portion of the U.S. stock market. This strategy is followed by investing primarily in the companies that make up the Citizens IndexSM. The Citizens Index was created and is maintained by the Fund's investment adviser, Citizens Advisers, Inc. Currently the Index consists of the stocks of approximately 300 large-sized U.S. growth companies that have passed Citizens Funds' social and environmental screens. Over time it is expected that the number of stocks comprising the Index will be reduced to approximately 100.

     During normal market conditions, at least 65% of the companies in the Citizens Index will be, when added to the Index, within the size range of the companies in the S&P 500 Index, as measured by market capitalization ($146.0 million to $571.4 billion as of September 30, 2000).

     In the Citizens Index, each stock generally is represented in proportion to its market capitalization, meaning that relatively larger companies have greater representation in the Index than smaller ones. However, the Adviser may use an investment strategy for the Fund that creates a variance from the Index. For example, the Fund may underweight or overweight certain industries, economic sectors (clusters of related industries) or stocks in order to manage exposure to any industry, sector or stock. The Fund may invest comparatively heavily in higher risk sectors, such as the technology sector, or in certain individual stocks with above-average risks. During normal market conditions, the Fund intends to maintain at least an 80% match between the Fund's holdings and those of the Citizens Index, but the Fund's performance may vary significantly from that of the Index.

     The Fund typically holds stocks for the long term, but will buy and sell them as the composition of the Index changes. Companies may be removed from the Index for a variety of reasons including deteriorating fundamentals, failure to pass re-screening for social or environmental criteria and corporate actions. In the event a company is removed, Citizens Advisers generally replaces it with one or more companies that meet our investment criteria. Citizens Advisers may also change the Index to include companies it believes offer outstanding long-term investment potential, to exclude companies it believes have poor long-term potential, or to reflect changes in the S&P 500 Index.

The last sentence in the section entitled "The Funds - Principal Risks - Equity Funds - Passive Investing Risk" is deleted from the prospectus.

The second and third sentences of the section of the prospectus entitled "Additional Fund Details - Citizens Core Growth Fund" are revised to read as follows:

     The Citizens Index is a market-weighted index currently consisting of approximately 300 large-sized U.S. growth companies that have passed Citizens Funds' social and environmental screens. Over time it is expected that the number of stocks comprising the Index will be reduced to approximately 100.

The second paragraph of the section of the prospectus entitled "Additional Fund Details - Citizens Core Growth Fund" is revised to read as follows:

     Under normal market conditions, there will be at least an 80% match between the holdings of the Fund and the composition of the Citizens Index, but the Fund's performance may vary significantly from that of the Index.


CITIZENS MONEY MARKET FUND AND CITIZENS INCOME FUND
The Citizens Money Market Fund and the Citizens Income Fund now may invest in U.S. Treasury obligations, such as U.S. Treasury bills, notes and bonds and U.S. Treasury receipts (interest coupons on U.S. Treasury obligations). These obligations are backed by the full faith and credit of the United States.

                                                                    Rule 497(e)
                                                 File Nos. 2-80886 and 811-3626

                               CITIZENS FUNDS(R)
                          Citizens Core Growth FundSM
                        Citizens Emerging Growth Fund(R)
                     Citizens Small Cap Core Growth FundSM
                         Citizens Global Equity Fund(R)
                            Citizens Income Fund(R)
                          Citizens Money Market FundSM

                        SUPPLEMENT DATED OCTOBER 5, 2001
                     TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 1, 2000
                (AS REVISED FEBRUARY 9, 2001 AND AUGUST 1, 2001)


The Statement of Additional Information is revised as follows:

MONEY MARKET INSTRUMENTS. Each of the Funds may invest in U.S. Treasury obligations during periods of unusual market conditions, or for liquidity purposes or pending the investment of the proceeds of the sale of the Fund's shares.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements secured by instruments issued or guaranteed by the U.S. Treasury.

GOVERNMENT SECURITIES. "Government Securities" are defined in the Statement of Additional Information as U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities.

                                                                    Rule 497(e)
                                                 File Nos. 2-80886 and 811-3626

                               CITIZENS FUNDS(R)
                      Citizens International Growth FundSM

                        SUPPLEMENT DATED OCTOBER 5, 2001
                     TO STATEMENT OF ADDITIONAL INFORMATION
                            DATED DECEMBER 20, 2000


The Statement of Additional Information is revised as follows:

MONEY MARKET INSTRUMENTS. The Fund may invest in U.S. Treasury obligations during periods of unusual market conditions, or for liquidity purposes or pending the investment of the proceeds of the sale of the Fund's shares.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements secured by instruments issued or guaranteed by the U.S. Treasury.